Exhibit 99.1

UAL CORPORATION (NASDAQ: UAUA) Kathryn Mikells - Chief Financial Officer JP Morgan Aviation and Transportation Conference March 10, 2009

Safe Harbor Statement And Non-GAAP Reconciliation The information included in this presentation contains certain statements that are "Forward-Looking Statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are subject to a number of assumptions, risks and uncertainties related to the Company's operations and the business environment in which it operates. Actual results may differ materially from any future results expressed or implied in such Forward-Looking Statements due to numerous factors, many of which are beyond the Company's control, including factors set forth in the Company's Form 10-K for 2008 along with other subsequent Company reports filed with the United States Securities and Exchange Commission. Persons reviewing this presentation are cautioned that the Forward-Looking Statements speak only as of the date made and are not guarantees of future performance. The Company undertakes no obligation to update any Forward-Looking Statements. Information regarding reconciliation of certain non-GAAP financial measures contained in this presentation is available on the Company's web site at www.united.com/ir

Fuel Costs Overshadowed Our 4th Quarter Results Fourth quarter pre-tax loss of $547 million, excluding net non- cash mark-to-market hedge losses and certain accounting items Consolidated PRASM* grew 4.7% year over year in the fourth quarter, excluding special items and Mileage Plus impacts. *Excludes impairments, other special items and Mileage Plus impacts as applicable Mainline CASM* excluding fuel was up only 1.6% year over year in the fourth quarter, despite an 11.7% capacity reduction. Raised $400 million of liquidity in the fourth quarter despite difficult credit markets

United Delivered Competitive RASM and Non- Fuel CASM Mainline CASM Excluding Fuel Twelve Months Ended Dec. 31, 2008 Mainline RASM Twelve Months Ended Dec. 31, 2008 12.5800000000014 13.1900000000015 13.0100000000015 0.110000000000012 12.5100000000014 12.4600000000014 10.6700000000012 DAL AMR 12.69 UA CAL LCC LUV 7.85000000000089 8.36000000000095 8.15000000000093 0.160000000000017 7.50000000000085 7.10000000000081 6.64000000000076 LCC AMR UA CAL DAL LUV (5.7%) 0.6% (4.1%) (3.9%) 0.8% (4.8%) 7.9% 7.4% 7.8% 8.2% 5.6% 5.0% YOY B/(W) YOY B/(W) Sources: Company press releases and Earnings Calls. Adjusted for special items, one-time items, and certain other accounting adjustments; Impact shown for fresh-start accounting amounts except stock based compensation (2.2%) 3.6% (1.3%) (0.6%) (3.8%) Capacity YOY H/(L) Capacity YOY H/(L) (0.3%) (0.6%) (2.2%) 3.6% (3.9%) (3.8%) (0.3%) 10.67

Pre-Tax Margin Twelve Months Ended Dec. 31, 2008 Pre-Tax Earnings Impacted By Fuel Price And Fuel Hedging -2.70000000000031 -2.80000000000032 -5.00000000000057 -6.60000000000075 -6.70000000000076 4.50000000000051 -1.8000000000002 LCC LUV DAL CAL AMR UA YOY Pts (3.3) (10.4) (10.3) (6.5) (6.9) (7.0) Sources: Company press releases and Earnings Calls. Pre-Tax Margin adjusted for special items, one-time items, certain other accounting adjustments, as well as non-cash fuel hedge impacts to the extent disclosed. Impact shown for fresh start accounting amounts except stock based compensation. Pre-Tax Margin Excluding Fuel Twelve Months Ended Dec. 31, 2008 38.6000000000044 36.5000000000042 36.1000000000041 34.6000000000039 33.7000000000038 31.5000000000036 AMR LCC DAL SWA CAL UA 3.3 (1.4) (0.9) 4.0 1.5 1.9 36.5%

The Industry Is Better Prepared To Deal With A Recession Than Ever Before Jet A and WTI Spot Prices Jet A ($/gal) WTI Crude Oil ($/barrel) -0.500000000000057 -3.80000000000043 -7.10000000000081 -0.5% 2007 -3.8% 2008 -7.1% 2009F Domestic Industry Capacity Year-Over-Year Change 2.00000000000023 1.30000000000015 -2.70000000000031 2.0% 2007 1.3% 2008 -2.7% 2009F* US Real GDP Growth * Source: Global Insight estimate Early capacity actions and continued capacity discipline better positions the industry for the downturn

United's Actions Have Positioned It Well To Deal With Current Challenges Industry-leading capacity reductions Redeployment of assets and ancillary revenue streams Top-tier cost control Improving operational performance Solid cash position and limited fixed obligations

United's Capacity Reductions Are Both Earlier and Deeper than Peers' -12.0000000000014 -8.50000000000097 -8.40000000000096 -6.90000000000078 -6.00000000000068 -12.0% UA -8.5% AMR -8.4% LCC -6.9% CAL -6.0% DAL First Quarter 2009 Year-Over-Year Consolidated Capacity -7.50000000000085 -7.0000000000008 -7.0000000000008 -5.10000000000058 -4.30000000000049 -4.3% CAL -7.5% UA -7.0% DAL -7.0% AMR -5.1% LCC Full Year 2009 Year-Over-Year Consolidated Capacity Note: CAL full year guidance was derived using CAL published data Source: Company press releases and SEC filings -4.3

United Is Also Leading the Industry Response to Softening International Demand -14.5000000000016 -4.00000000000045 -2.80000000000032 1.00000000000011 -14.5% UA -4.0% AMR -2.8% CAL 1.0% DAL First Quarter 2009 Year-Over-Year International Capacity -5.50000000000063 -4.00000000000045 -2.50000000000028 -5.5% UA DAL AMR -2.5% -4.0% Full Year 2009 Year-Over-Year International Capacity Note: LCC did not provide a international capacity guidance and CAL did not provide full year capacity guidance Source: Company press releases and SEC filings

United Is Maintaining the Breadth And Strength Of Its Network As It Reduces Capacity Destinations Served 1Q 2008: 221 cities 1Q 2009: 218 cities

New International Product Right Sizes Premium Cabins And Drives Customer Satisfaction Installing the new United First Suite and full lie-flat seats in Business Class reduces premium seat counts by over 20% Over 25% of conversions completed by the end of 2008 B767s and B747s will be completely converted in 2009 and B777s completed in 2010 Customer satisfaction ratings more than doubled on reconfigured aircraft in the fourth quarter

United Is Leading The Development Of New And Innovative Ancillary Revenue Streams p. 12 Ticketing Fee Revenue Expansion First/Second Bag Fee ($15 First Bag/$25 Second Bag) Economy Plus And First / Business Class Seat Upsell Door to Door Baggage ($149 One-way Per Bag) Award Accelerator ~$1,200M Premier Line ($25 Off peak/$40 Peak) Fee Unbundling Travel Options By United(tm) Combined these initiatives will generate over $1.2 billion in 2009

Capacity Reductions Are Being Achieved Cost Effectively Permanent retirement of the entire B737 fleet by the end of 2009 Grounded 48 of 94 B737s by the end of 2008 Elimination of entire fleet will reduce complexity of operations and maintenance Permanent retirement of 6 B747s from the international fleet B747s and B737s are the oldest and least fuel efficient aircraft in the fleet

United Is Improving Relative Non-Fuel Unit Cost Despite Industry Leading Capacity Reductions 1.60000000000018 2.80000000000032 5.00000000000057 6.20000000000071 6.80000000000077 6.2% 1.6% UA 2.8% DAL 6.8% AMR LCC 5.0% CAL Sources: Company press releases and Earnings Calls. Adjusted for Special items and certain accounting charges Capacity YOY H/(L) (4.2%) (8.0%) (11.7%) (8.3%) (5.9%) Fourth Quarter 2008 Mainline CASM Excluding Fuel Year-Over-Year Growth 0.0

Sources: Company press releases and Earnings Calls. Numbers represent mid-point of guidance provided. Excludes Fuel, Profit Sharing, Special items and certain accounting charges 3.00000000000034 3.00000000000034 5.40000000000061 6.00000000000068 9.20000000000105 LCC 3.0% 3.0% UA* 5.4% CAL 6.0% 9.2% Full Year 2009 Guidance Mainline CASM Excluding Fuel Year-Over-Year Growth Capacity YOY H/(L) (9.0%) (5.0%) (7.0%) (4.0%) (6.5%) Carrying Cost Control Momentum Into 2009 0.0 Top Tier Cost Control

*Includes the impact of non-operating cash hedge losses for United **Reflects increased cash outflow in 2008 due to collateral posting and reduced cash outflow in 2009 due to collateral return. Sources: Company press releases and Earnings Calls. Numbers represent mid-point of guidance provided. Excludes profit sharing, special items, net non-cash mark-to-market and certain accounting charges Significant Mainline Unit Cost Savings in 2009 Driven By Lower Fuel Costs Full Year 2009 Total Unit Cost Reductions Unit Cost Savings Including Settled Hedge Losses* -6.50000000000074 -9.60000000000109 -8.800000000001 -8.50000000000097 -11.3000000000013 -5.3000000000006 -2.90000000000033 -5.40000000000061 -8.00000000000091 -8.10000000000092 -6.5% -5.3% -11.8% AA -9.6% -2.9% -12.5% CAL -8.8% -5.4% -14.2% LCC -8.5% -8.0% -16.5% DAL -11.3% -8.1% -19.4% UA $3.4 billion in unit rate savings and year over year collateral impact Over $5 billion in year over year cash savings on an absolute basis Year over Year Cash Impact of Fuel Hedge Collateral** -5

United Is Focusing on Five Core Performance Imperatives Core Performance Imperatives DOT service basics Clean, workable product Industry-leading revenues Competitive costs 1 Courteous, caring, respectful 2 3 4 5 Always With A SAFETY MINDSET

With A Compensation Structure Aligned to Deliver Results New front-line employee cash incentive program announced Eligible employees will receive a monthly cash payout if we achieve a first or second-place DOT A:14 ranking amongst the largest network carriers Management incentive programs directly aligned across the five core performance imperatives

Achieving Top-Tier Operational Performance 13.7613989637321 10.5613989637318 7.76139896373144 2.16139896373081 1.66139896373075 78.5% LCC 75.3% DAL 72.5% CAL 66.9% UA 66.4% AMR 6.19699431356693 5.39699431356684 4.89699431356677 3.19699431356659 0.696994313566287 80.6% LCC 79.8% UA 79.3% AMR 77.6% DAL 75.1% CAL 4th Place 2nd Place Summer 2008 On-Time Arrival Performance DOT: Arrival 14 Fourth Quarter 2008 On-Time Arrival Performance DOT: Arrival 14 1st Place United achieved 1st place in January 2009 Arrival 14 0.0

And Product Quality Improvements Are Beginning to Deliver Results for Our Customers Ensuring the workability of onboard equipment Increasing frequency of in-flight entertainment equipment maintenance Upgrading entertainment equipment Focused on improving cabin cleanliness Doubling the frequency of heavy cleans -1% -6.64749508097548 -6.23748111185368 -6.7129716538397 -7.11314475873625 -5.19732021354607 -2.87928626143411 -0.343422317871736 -0.943449205368782 -0.181261328833073 -7.30678258646123 -5.34453918648831 -9.40694580591061 -7.51606731099531 -10.0750492641829 -8.67576003762873 -9.70825159647842 -8.93361260358903 -10.1520780125389 Apr Jun Aug Oct Dec 2007 2008 Workability of Onboard Equipment Customer Satisfaction Score -6.60000000000075 -5.14000000000059 -9.10000000000103 -6.80000000000077 -8.00000000000091 -4.30000000000049 -4.10000000000047 -4.00000000000045 -7.0000000000008 -8.00000000000091 -8.00000000000091 -9.00000000000102 -9.00000000000102 -7.50000000000085 -4.00000000000045 -2.00000000000023 -1.00000000000011 -1.00000000000011 Apr Jun Aug Oct Dec 2007 2008 Onboard Cabin Cleanliness Customer Satisfaction Score

United Closed 2008 With A Solid Liquidity Position $2 billion in unrestricted cash $400 million of additional liquidity raised in fourth quarter $2 billion in unencumbered assets Fuel hedge collateral fully covers entire hedge portfolio losses at current prices $1B Unrestricted Cash $2B Unencumbered Assets: Aircraft & Engines $1B Unencumbered Assets: Other

Fuel Hedge Losses Will Impact Earnings in 2009, But Cash Has Already Been Posted 25 Unhedged Mainline Fuel price* $1.58 $1.50 $1.61 $1.62 Collateral and fuel prices are based on March 6, 2009 closing forward crude oil prices *Fuel price per gallon including taxes and transportation costs **Net cash hedge gains or losses per gallon included in mainline fuel expense ***Net cash hedge gains or losses recorded in non-operating expense Net Hedge Loss In Non- Operating Expense*** $80M $116M $58M $58M Net Hedge Loss Add to Fuel Expense** $0.51 $0.41 $0.29 $0.10 $1.58 $312M $0.33 Full Year 2009 Q3 2009 Q2 2009 Q1 2009 Q4 2009 Incremental Cash (Paid) / Received on Fuel Hedges in 2009 above Jan. 16 2009 Posted Collateral ($13M) ($5M) ($15M) ($35M) ($68M) 1 2 3 4 Net Incremental Cash Savings Since Jan. 2009 Guidance on Consolidated Physical Fuel Purchases 5 $93M $181M $176M $177M $626M

United Has Modest Fixed Obligations Moving Into 2009 No material defined benefit pension plans Virtually all domestic employees on defined contribution plans No capital requirements for new aircraft in 2009 - no new aircraft financing required No major debt maturities in 2009 - debt and capital lease payments will total ~$900 million Moderate capital spending in 2008 at only $450 million Capital spending dedicated to customer focused projects, including premium seat programs

Successfully Continuing To Enhance Liquidity In The First Quarter Of 2009 Aircraft Financing $95 million Over $300 million expected in 1Q through transactions completed and under way Cargo Facility Relocation Agreement ~$160 million Equity Issuances $62 million (completed) $27 million (future)

United Retains Flexibility to Adapt to Uncertain Economic Environment Capacity Flexibility Unencumbered operational aircraft Labor contract flexibility Current fuel hedge portfolio provides protection against volatility Collateral already posted covers fuel hedge losses at current prices Portfolio provides a high level of downside participation at lower prices Hedge collateral returns provide immediate protection at higher prices

United Is Well Positioned For Success Aggressive actions taken in response to the challenging environment Led the industry in capacity reductions, revenue initiatives and cost control Raising new capital despite the tough credit markets Maintaining flexibility to adapt to the uncertain economic environment

Q&A

Non-GAAP Reconciliations

Pre-Tax Loss Reconciliation Loss

Consolidated Passenger Revenue Per Available Seat Mile Fourth Quarter 2008

Mainline Revenue Per Available Seat Mile Twelve Months Ended

Mainline Cost Per Available Seat Mile Twelve Months Ended

Pre-Tax Margin Twelve Months Ended *2007 Includes special items of $44 million and a one time gain of $41 million from ARINC sale and a $22 million gain from early debt retirement.

Mainline Cost Per Available Seat Mile Fourth Quarter 2008

Mainline Cost Per Available Seat Mile 2009 Guidance Based on the closing forward curve on January 16